Dated: May 15, 1998	                                       	Lease Agreement
	                                                          Schedule No. 002

               COMERICA LEASING, A DIVISION OF COMERICA BANK

			                         		LEASE SCHEDULE

1. DESCRIPTION OF LEASE: Lease Agreement dated April 8, 1998, by and between COMERICA LEASING, A DIVISION OF COMERICA BANK (herein "CLCB") as Lessor, and NETTER DIGITAL ENTERTAINMENT, INC. as Lessee (herein called "Lease Agreement").

2. DESCRIPTION OF EQUIPMENT:  Equipment Cost $225,782.53

                "As further described on attached Exhibit A".

3. LOCATION: The equipment described above shall be located at 5125 Lankershim Blvd., North Hollywood, CA 91601.

4. TERM; RENTAL: The Term of the Lease Agreement for the Equipment described in this Schedule shall be in accordance with the provisions of the Lease Agreement and shall continue until all rental payments are fully paid. Lessee agrees to pay CLCB as rental payments aggregating * plus any applicable sales and/or use taxes thereon payable in 36 monthly payments of * each, plus any applicable sales and/or use taxes commencing June 15, 1998, and on the same calendar day of each succeeding like period until fully paid.
THE RENTAL PAYMENTS SHALL BE REMITTED TO CLCB AT P.O. DRAWER 67-042, DETROIT, MICHIGAN 48267, unless CLCB specifies otherwise in writing.

5. INSURANCE: Lessee agrees to maintain adequate property damage insurance in accordance with the terms of the Lease Agreement, but in any event not less than the sum of the payments due, protecting CLCB as a loss payee. The minimum amount indicated above shall not be construed to imply such amount will be or is adequate, but rather as a minimum amount.

6. UCC 2A: In accordance with Section 2A of the Michigan Uniform Commercial Code (MCLA Section 440.3101 et seq.) ("UCC") Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by UCC Section 2A-103(i)(y)) covering the Equipment purchased from the "Supplier" (as defined by UCC Section 2A- thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease Schedule of the following: (i) the identity of the supplier;
(ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights lessee may have under the Supply Contract.

Lessee acknowledges that Lessee has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the seller or supplier thereof for lease to Lessee.

                                                    Lessee's Initials: /s/CK


7. ADDITIONAL CONDITIONS: At the end of the Lease term, Lessee may purchase the equipment for $1.00 provided no event of default shall have occurred and been left unremedied.

LESSEE ACKNOWLEDGES THAT LESSOR IS A DIVISION OF COMERICA BANK AND NOT A SEPARATE BODY CORPORATE.

The foregoing is hereby approved and agreed to by the undersigned as a Schedule to and a part of the Lease Agreement, the provisions of which are hereby incorporated herein by reference and which shall govern, notwithstanding anything contrary or inconsistent herein.

COMERICA LEASING, A DIVISION OF COMERICA BANK

(Lessor)

By:  /s/  Mark H. Freund

Name:     Mark H. Freund
Its:      Vice President


NETTER DIGITAL ENTERTAINMENT, INC.

(Lessee)
Address: 5125 Lankershim. Blvd.,
North Hollywood, CA 91601

By:  /s/  Chad Kalebic

Name:     Chad Kalebic
Its:      Chief Financial Officer




Dated: June 22, 1998					                        					Lease Agreement No. 9818

   		                                                  							Schedule No. 003

             COMERICA LEASING, A DIVISION OF COMERICA BANK

                           LEASE SCHEDULE

1. DESCRIPTION OF LEASE: Lease Agreement dated April 8, 1998 , by and between COMERICA LEASING, A DIVISION OF COMERICA BANK (herein "CLCB") as Lessor, and NETTER DIGITAL ENTERTAINMENT, INC. as Lessee (herein called "Lease Agreement").

2. DESCRIPTION OF EQUIPMENT:  $214,187.25

             "As further described on attached Exhibit A".

3. LOCATION: The equipment described above shall be located at 5125 Lankershim Blvd., North Hollywood, CA 91601.

4. TERM; RENTAL: The Term of the Lease Agreement for the Equipment described in this Schedule shall be in accordance with the provisions of the Lease Agreement and shall continue until all rental payments are fully paid.
   Lessee agrees to pay CLCB as rental payments aggregating   *    plus
   any applicable sales and/or use taxes thereon payable in monthly payments of * each, plus any applicable sales and/or use taxes commencing
   July 15, 1998, and on the same calendar day of each succeeding like period until fully paid. THE RENTAL PAYMENTS SHALL BE REMITTED TO CLCB AT P.O. DRAWER 67-042, DETROIT, MICHIGAN 48267, unless CLCB specifies otherwise in writing.


5. INSURANCE: Lessee agrees to maintain adequate property damage insurance in accordance with the terms of the Lease Agreement, but in any event not less than the sum of the payments due, protecting CLCB as a loss payee. The minimum amount indicated above shall not be construed to imply such amount will be or is adequate, but rather as a minimum amount.

6. UCC 2A: In accordance with Section 2A of the Michigan Uniform Commercial Code (MCLA Section 440.3101 et seq.) ("UCC") Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by UCC Section 2A-103(i)(y)) covering the Equipment purchased from the "Supplier" (as defined by UCC Section 2A-103(i)(x)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease Schedule of the following: (i) the identity of the supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights lessee may have under the Supply Contract.

   Lessee acknowledges that Lessee has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement, covering the Equipment purchased from the seller or supplier thereof for lease to Lessee.

                                             Lessee's Initials: /s/CK

7. ADDITIONAL CONDITIONS: At the end of the Lease term, Lessee may purchase the equipment for $1.00 provided no event of default shall have occurred and been left unremedied.

   LESSEE ACKNOWLEDGES THAT LESSOR IS A DIVISION OF COMERICA BANK AND NOT A SEPARATE BODY CORPORATE.

   The foregoing is hereby approved and agreed to by the undersigned as a Schedule to and a part of the Lease Agreement, the provisions of which are hereby incorporated herein by reference and which shall govern, notwithstanding anything contrary or inconsistent herein.

COMERICA LEASING, A DIVISION OF COMERICA BANK
(Lessor)

By:  /s/  Mark H. Freund

Name:     Mark H. Freund
Its:      Vice President



NETTER DIGITAL ENTERTAINMENT,
INC.
(Lessee)
Address: 5125 Lankershim Blvd., North
Hollywood, CA 91601

By:  /s/  Chad Kalebic

Name:     Chad Kalebic
Its:      Chief Financial Officer